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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 1, 2003 (March 28, 2003)
                                                  ------------------------------



                             RURBAN FINANCIAL CORP.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                        0-13507               34-1395608
 ----------------------------       ----------------      --------------------
 (State or other jurisdiction       (Commission File          (IRS Employer
       of incorporation)                 Number)           Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)









                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              On March 31, 2003, Rurban Financial Corp. ("Rurban") announced that its wholly-owned subsidiary, RFC Banking Company ("RFC"), had completed the sale of its Wood and Sandusky County branches located in Pemberville, Gibsonburg and the Otterbein-Portage Valley Retirement Village to The Union Bank Company, a wholly-owned subsidiary of United Bancshares, Inc. The sale included approximately $59 million of assets (including approximately $57 million of loans) and approximately $71 million of deposits. Rurban expects the transaction to result in a before-tax gain of approximately $8 million, or $1.17 per share, to be reported in the first quarter of 2003. See the Press Release issued by Rurban on March 31, 2003, included with this filing as Exhibit 99.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                   DESCRIPTION
                    --------------                   -----------
                         99             Press Release of the Registrant dated
                                        March 31, 2003

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.




                                       2
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ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RURBAN FINANCIAL CORP.



Date:  April 1, 2003                 By:  /s/ Keeta J. Diller
                                        --------------------------------------
                                        Keeta J. Diller, Vice President,
                                        Corporate Secretary



                                       3
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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                   DESCRIPTION                          PAGE NO.
--------------                   -----------                          --------
      99            Press Release of the Registrant dated                 *
                    March 31, 2003


  ------------
  *Filed herewith



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